EXHIBIT 10(n)

FORM OF

THE HANDLEMAN COMPANY

ANNUAL MANAGEMENT INCENTIVE PLAN

PARTICIPANT’S SUMMARY

Plan Purpose

The Annual Management Incentive Plan (MIP) is designed to provide awards based upon the level of achievement of Handleman Company, the business unit and Strategic Scorecard Objectives. As such, it facilitates the Company’s ability to motivate, attract and retain management employees.

Administration

The Compensation Committee of the Board of Directors (the Compensation Committee) has the sole right to interpret the Plan and to prescribe, amend or rescind the rules or make any other determinations necessary for the Plan’s administration.

The Plan will be administered by the Administrative Committee, who will recommend awards to the Compensation Committee.

Approval of the provisions and payout amounts from the MIP will be the ultimate responsibility of the Compensation Committee.

Eligibility

The positions eligible for the MIP will be determined at the beginning of each fiscal year. The Administrative Committee will issue each participant a copy of the plan annually.

Individuals hired into an eligible position during the fiscal year, promoted into an eligible position, or promoted from one eligible position to another will follow the payment guidelines in the table below:

Time in new position	less than 3 months	3 to 6 months	more than 6 months
Newly hired or promoted into bonus position	No bonus	Prorated* bonus	100% of bonus

Promoted from one bonus position to another*	Bonus calculated from old position	Bonus calculated from new position	Bonus calculated from new position

*	Prorating will be:
•	>3 months @25%
•	>4 months @50%
•	>5 months @75%

Salaries as of June 2005 will be used in all calculations.

An employee must also receive a performance rating of good or better in order to receive an incentive award.

Performance Period

Participants will earn awards based on performance during fiscal year ending on or about April 30.

Target Incentive Awards

Target Incentive Awards (TIA) are set as a percent of the salary for each participant. The target incentive award percentages are generally based on the salary grade of each participant.

1

THE HANDLEMAN COMPANY

ANNUAL MANAGEMENT INCENTIVE PLAN

PARTICIPANT’S SUMMARY FISCAL 2005

Target Incentive Award Allocation

TIAs will be allocated and weighted as follows:

Unit	Corporate measure Net income(1)	Business Unit measure Operating Income(2)	Strategic Scorecard Objectives (SSO)
CEO and CFO	100%	—	—
Corporate Employees	75%	—	25%
HER Business Units	25%	50%	25%

(1)	Net Income includes all companies on a consolidated basis
(2)	Operating income targets are set for each business unit including HUK, HER Canada and HER US

Strategic Scorecard Objectives (SSO) have replaced the personal accountabilities from the previous annual incentive plan in order to more closely tie rewards to measures that are in line with Handleman’s strategic objectives. There are 3 measures chosen for each employee which are: 1) objective (i.e. clear measures and targets that are quantifiable), 2) driving financial outcomes, and 3) directly impacted by the individual’s efforts. These are taken directly from the approved balanced scorecard for each area of the business. The manager, in conjunction with the employee will identify the measures that are most applicable to each position.

Attachment A illustrates the TIA allocation for an H.E.R. participant.

Performance/Award Schedule

The following table indicates the Target Incentive, which can be earned at threshold, target, maximum and maximum plus performance:

Performance Level(1)	% of TIA Earned
Threshold(2)	25%
Target	100%
Maximum	200%
Maximum Plus(3)	250%

(1)	Prorated awards will be earned for performance between these levels.
(2)	No incentive award will be earned if performance is below this level.
(3)	Does not apply to Strategic Scorecard Objectives

The award components are separate and distinct. Thus, it is possible to earn an award for an individual component of the plan regardless of the outcome of the other components of the plan.

The aggregate award for the Strategic Scorecard Objective component for the participants in an operating unit however, cannot exceed 100% of target if the group performance fails to meet its targeted performance requirements. If the overall company performance fails to meet threshold, the aggregate Strategic Scorecard Objective award component for all participating employees will not exceed 100% even if their individual unit exceeds target. Performance that falls between threshold and target, target and maximum, as well as maximum and maximum plus will be prorated on a linear basis. This component accounts for 25% of the total bonus payment. Strategic Scorecard Objectives will be paid on a linear basis with a maximum payout of 200%. Strategic Scorecard Objectives that are date driven will not be prorated.

2

THE HANDLEMAN COMPANY

ANNUAL MANAGEMENT INCENTIVE PLAN

PARTICIPANT’S SUMMARY FISCAL 2005

At the end of the year, senior management will report on the actual performance results versus targets and recommend payouts to the Compensation Committee. In determining the level of achievement of the designated Company and/or business unit, the Committee will have the discretion to include or exclude any extraordinary items (i.e., mergers, acquisitions, changes in accounting, etc.).

Award Payment

The payment of annual incentive awards, if any, is made in a lump-sum as soon as possible after the completion of each fiscal year. Incentive awards will be calculated using each participant’s actual base earnings at the time the bonus is calculated and approved by the Compensation Committee (subject to the eligibility guidelines noted on p. 1).

When performance payouts are above maximum, the following payment methods will be available:

Cash	Cash or Stock at employee’s discretion*
Up to 200%	Over 200%

*	Assuming minimum stock ownership requirements have been met as explained below.

Stock Ownership Guidelines

If an employee (Grades 9 and above) fails to comply with the stock ownership guidelines on a timely basis, any bonuses payable to the employee shall be used to purchase Handleman Company common stock until the guidelines are satisfied (a portion of the bonuses will be paid in cash in an amount sufficient to cover the employee’s tax liability on both the stock and cash portion of the payout).

Awards Earned Upon Termination of Employment

A participant must be employed by Handleman on the date awards are paid in order to be eligible to receive an incentive payout. However, eligibility for payouts in the event of termination during the plan year will depend on the event as follows:

•	Death, permanent disability or retirement of a participant during a plan year will result in a pro rata payout based on the number of full months of employment completed by the participant prior to termination.

•	In the event of any other termination, the participant will not be eligible for an annual incentive payout.

Miscellaneous Provisions

The Compensation Committee retains the right to change any Management Incentive Plan provisions included in this Plan.

Attachment B displays the award calculation worksheet.

3

THE HANDLEMAN COMPANY

ANNUAL MANAGEMENT INCENTIVE PLAN

MECHANICAL ILLUSTRATION FISCAL 2005	Attachment A

25% earned at Threshold performance

100% earned at Target performance

200% earned at Maximum performance

250% earned at Maximum Plus performance*

*	does not apply to Strategic Scorecard Objectives

Annual Management Incentive Plan

Award Calculation Worksheet FISCAL 2005	Attachment B 1 of 2

Name: _________________________	August 2004: _____________

Position: _______________________	Target Incentive Award Percentage: ____%

Salary Grade: ____________________	Target Incentive Award: $_________

				Performance Level (1)
				Threshold (2) 25%		Target (3) 100%		Maximum (4) 200%		Maximum Plus (5) 250%		Actual
				Goal	Payout	Goal	Payout	Goal	Payout	Goal	Payout	Performance	Payout
Award Component	TIA Allocation	Measure	Weight
Corporate	%	Net Income	75%
HER Business Unit Performance	%	Corporate Net Income	25%
		Operating Income HER Business Unit	50%
Scorecard Measures	%	Scorecard Measures	25%								(6)
				Total	$				$		$

Notes:

(1)	Pro rata awards will be earned for performance between the following levels.
(2)	Minimum performance necessary to earn an incentive award.
(3)	Represents expected or budgeted performance.
(4)	Represents very good performance.
(5)	Represents outstanding performance. Incentive award is capped at this amount
(6)	Max plus payouts do not apply for Strategic Scorecard Objectives portion

Annual Management Incentive Plan

Award Calculation Worksheet Guide FISCAL 2005	Attachment B 2 of 2

1 Name: _________________________	4 June 2005: $________

2 Position: ______________________	5 Target Incentive Award Percentage: ____%

3 Salary Grade: ___________________	6 Target Incentive Award: $__________

				PERFORMANCE LEVEL (1)
				Threshold (2) 25%		Target (3) 100%		Maximum (4) 200%		Maximum Plus (5) 250%		Actual
	7			Goal	Payout	Goal	Payout	Goal	Payout	Goal	Payout	Performance	Payout
Award Component	TIA Allocation	Measure	Weight
Corporate	%	Net Income	75%											8
HER Business Units		Corporate Net Income	25%											9
	%	Operating Income Business Unit	50%
Scorecard Measures	%	Scorecard Measures	25%								(6)			10
			Total		$		$		$		$		$

Notes:

(1)	Pro rata awards will be earned for performance between the following levels. Date driven accountabilities will not be prorated.
(2)	Minimum performance necessary to earn an incentive award.
(3)	Represents expected or budgeted performance.
(4)	Represents very good performance.
(5)	Represents outstanding performance. Incentive award is capped at this amount.
(6)	Max plus payouts do not apply for Strategic Scorecard Objectives portion

1.	Your name
2.	Your Position
3.	Your Salary Grade
4.	Fill in your salary
5.	Indicates what percentage of your salary is bonus eligible.
6.	To determine your Bonus Award, change line 5 to a decimal and multiply it by line 4.
7.	TIA% for each component = line 4 X weight
8.	Corporate Performance Objectives.
9.	HER Business Units Performance Objectives
10.	Strategic Scorecard Measures selected from approved list

CORPORATE EMPLOYEES

Performance Measures Specifics

Corporate employees are those eligible employees working in Information Technology, Human Resources, Corporate Finance and select executives.

Threshold, target, maximum and maximum plus objectives have been set for each group (there is no max plus for Strategic Scorecard Objectives). Performance measures for fiscal 2005 are:

Expressed in millions
Percentage of TIA	Performance Measure (% of budget)	Threshold		Target		Maximum		Maximum Plus
CORPORATE
(75)%	- Net Income (100)%	$	XX.0	$	XX.0	$	XX.0	$	XX.0
	SELECT STRATEGIC SCORECARD OBJECTIVES								(1)
(25)%	Based on measurement achievement

(1)	Maximum plus does not apply to Strategic Scorecard Objectives

The “threshold” level represents the minimum performance necessary to earn an incentive award. The “target” level is expected or budgeted performance, the “maximum” level represents very good performance and the “maximum plus” level represents outstanding performance (there is no max plus rating for Strategic Scorecard Objectives).

HER US STAFF

Performance Measures Specifics

HER US Staff are eligible US employees in the HER business unit.

As to the performance measures they will be separate and distinct, thus an individual can receive a bonus payment in their business unit should it achieve target even if the company in total does not achieve threshold.

Threshold, target, maximum and maximum plus objectives have been set for each group (there is no max plus for strategic objectives). Performance measures for fiscal 2005 are:

		Expressed in millions
Percentage of TIA	Performance Measure (% of budget)	Threshold		Target		Maximum		Maximum Plus
	CORPORATE	$	XX
(25)%	- Net Income (100)%		$.0	$	XX.0	$	XX.0	$	XX.0
	HER(1)
(50)%	- Operating Income (100)%	$	XX.0	$	XX.5	$	XX.0	$	XX.0
	SELECT STRATEGIC SCORECARD OBJECTIVES								(2)
(25)%	Based on measurement achievement

(1)	H.E.R. includes US operating income results only
(2)	Maximum plus does not apply to Strategic Scorecard Objectives

The “threshold” level represents the minimum performance necessary to earn an incentive award. The “target” level is the expected or budgeted performance, the “maximum” level represents very good performance and the “maximum plus” level represents outstanding performance (there is no max plus rating for Strategic Scorecard Objectives).

HANDLEMAN UK LIMITED

Performance Measures Specifics

HER UK Staff are those eligible U.K. employees working in the HER UK business unit.

As to the performance measures they will be separate and distinct, thus an individual can receive a bonus payment in their business unit should it achieve target even if the company in total does not achieve threshold.

Threshold, target, maximum and maximum plus objectives have been set for each group (there is no max plus for strategic objectives). Performance measures for fiscal 2005 are:

Expressed in millions
Percentage of TIA	Performance Measure (% of budget)	Threshold		Target		Maximum		Maximum Plus
CORPORATE
(25)%	- Net Income (100)%	$	XX.0	$	XX.0	$	XX.0	$	XX.0
HUK(1)
(50)%	- Operating Income (100)%	£	X.XX	£	X.XX	£	X.XX	£	X.XX
	SELECT STRATEGIC SCORECARD OBJECTIVES								(2)
(25)%	Based on measurement achievement

(1)	HUK includes HUK operating income only shown in local currency
(2)	Maximum Plus does not apply to Strategic Scorecard Objectives

The “threshold” level represents the minimum performance necessary to earn an incentive award. The “target” level is the expected or budgeted performance, the “maximum” level represents very good performance and the “maximum plus” level represents outstanding performance (there is no max plus rating for Strategic Scorecard Objectives).

CANADA

Performance Measure Specifics

HER Canada Staff are those eligible Canadian employees working in the HER Canada business unit.

The performance measures will be separate and distinct, thus an individual can receive a bonus payment in their business unit should it achieve target even if the company in total does not achieve threshold.

Threshold, target, maximum and maximum plus objectives have been set for each group (there is no max plus for strategic objectives). Performance measures for fiscal 2005 are:

Expressed in millions
Percentage of TIA	Performance Measure (% of budget)	Threshold	Target	Maximum	Maximum Plus
CORPORATE
(25)%	- Net Income (100)%	$XX.X	$XX.X	$XX.X	$XX.X
CANADA(1)
(50)%	- Operating Income (100)%	$XX.XX	$XX.XX	$XX.XX	$XX.XX
	SELECT STRATEGIC SCORECARD OBJECTIVES				(2)
(25)%	Based on measurement achievement

(1)	Canada includes Canada operating income only shown in local currency
(2)	Maximum Plus does not apply to Strategic Scorecard Objectives

The “threshold” level represents the minimum performance necessary to earn an incentive award. The “target” level is the expected or budgeted performance, the “maximum” level represents very good performance and the “maximum plus” level represents outstanding performance (there is no max plus rating for Strategic Scorecard Objectives).